Exhibit 10.20

When recorded, return to:

Stoddard & Welsh, PLLC

8150 N. Central Expressway, Suite 1150

Dallas, Texas 75206

Attn: Christopher Welsh

DEED OF TRUST and SECURITY AGREEMENT

THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FINANCING STATEMENT ("Deed of Trust"), is entered into and effective on this ____ day of March, 2016, by TEXAS STERLING CONSTRUCTION CO. and its predecessor corporate entity TEXAS STERLING CONSTRUCTION, LP (hereinafter collectively referred to as “Grantor”), a subsidiary of STERLING CONSTRUCTION COMPANY, INC. a Delaware, whose address for notice hereunder is 1800 Hughes Landing Blvd., Suite 250, The Woodlands, TX 77380, and conveyed to CHRISTOPHER B. WELSH. Trustee (hereinafter referred to in such capacity as "Trustee"), whose address is 8150 N. Central Expressway, Suite 1150, Dallas, TX 75206, for the benefit of ROAD AND HIGHWAY BUILDERS, LLC, a Nevada limited liability company, and MYERS & SONS CONSTRUCTION, L.P., a California limited partnership (individually and collectively, “Beneficiary”), in their capacity as Lenders/Holders.

W I T N E S S E T H:

ARTICLE 1.

Definitions

Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Note (as defined below). As used herein, the following terms shall have the following meanings:

(a) Beneficiary:

i.	Road and Highway Builders, LLC, a Nevada limited liability company with address of 96 Glen Carran Circle #106, Sparks, NV 89431; and
ii.	Myers & Sons Construction, LP, a California limited partnership with address of 4600 Northgate Blvd., Sacramento CA 95834.

Beneficiary may also be known as “Lender” or “Holder” as set forth in the Loan Agreement or this document.

(b) Buildings: Any and all buildings, structures and other improvements, and any appurtenances thereto, now or at any time hereafter situated, placed or constructed upon the Land, Collateral Security, or any part thereof.

(c) Collateral Security: Any and all collateral referred to herein including, but not limited to the Land; Buildings; Fixtures; Property and Rents.

(d) Event of Default: The phrase "Event of Default" shall have the meaning given thereto in the Note.

(e) Fixtures: Those items now owned or hereafter acquired by Grantor that are both now or hereafter attached or affixed to or installed in any of the Buildings or on the Land.

(f) Grantor: The above defined Grantor, and any and all subsequent owners of the Property or any part thereof.

(g) Impositions: All real estate and personal property taxes; water, gas, sewer, electricity and other utility rates and charges; charges for any easement, license or agreement maintained for the benefit of the Property; and all other taxes, charges and thereto of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied or imposed upon the Property use, occupancy or enjoyment thereof.

(h) Land: The real estate or interest therein described in attached Exhibit A, and all rights, titles and interests appurtenant thereto including any and all improvements.

(i) Lender: the Beneficiary, together with their respective successors and assigns.

(j) Loan Agreement: The Secured Revolving Promissory Note (“Note”) of even date herewith among the Beneficiary and Sterling Construction Company, Inc., a Delaware corporation, in the principal amount of $13,000,000.00.

(k) Loan Documents: The Loan Documents shall include the Secured Revolving Promissory Note, the Deeds of Trust, Section 9.5 of the Road and Highway Builders, LLC Fourth Amended and Restated Operating Agreement and all amendments and restatements thereof (collectively, the “RHB Agreement”), and Section 8.4(a) of the Myer & Sons Construction, L.P. Second Amended and Restated Limited Partnership Agreement and all amendments and restatements thereof (collectively the “Myers Agreement”).

(l) Obligations: The Obligations defined in the Loan Documents.

(m) Property: The Land, Buildings and Fixtures, together with:

(i) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances in anywise appertaining thereto, and all right, title and interest, if any, of Grantor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof; and

(ii) all betterments, additions, alterations, improvements, appurtenances, substitutions, replacements and revisions thereof and thereto and all reversions and remainders therein; and

(iii) all of Grantor’ right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Buildings or Fixtures, including but not limited to those for any vacation of, or change of grade in, any streets affecting the Land or the Buildings and those for municipal utility district or other utility costs incurred in connection with the Land; and

(iv) all rights to utility availability applicable to the Land granted by any city, municipal utility district or other governmental or quasi-governmental authority.

As used in this Deed of Trust, the term "Property" shall be expressly defined as meaning all, or where the context permits or requires, any portion of the above, and all or, where the context permits or requires, any interest therein.

(n) Permitted Liens, Easements and Restrictions (“Permitted Liens”): Any and all validly existing easements, right-of-ways, and prescriptive rights, whether of record or not; all presently recorded restrictions, reservations, covenants, conditions, oil and gas leases, mineral severances, and other instruments that affect the Property as of the date of this Deed of Trust now reflected by the records of the County in which the Property exists; rights of adjoining owners in any walls and fences situated on a common boundary; and discrepancies, conflicts, or shortages in area or boundary lines; and any encroachments or overlapping of improvements; and any easements and other such matters that are consented to by Beneficiary, such consent not to be unreasonably withheld, entered into after the date hereof.

ARTICLE 2.

Grant

To secure the full and timely payment of the Obligations, Grantor has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY, unto Trustee the Property, Fixtures, and Collateral Security subject, however, to the Permitted Liens, TO HAVE AND TO HOLD the Property, Fixtures, and Collateral Security unto Trustee, forever, and Grantor does hereby binds itself, its successors and assigns to warrant and forever defend the title to the Property, Fixtures, and Collateral Security (subject to the Permitted Exceptions) unto Trustee against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through, or under Grantor, but not otherwise; provided, however, that if Grantor shall pay (or cause to be paid) the Obligations as and when the same shall become due and payable, at the time the Obligations are paid in full, then the Liens created by this Deed of Trust shall terminate, otherwise same shall remain in full force and effect.

ARTICLE 3.

Affirmative Covenants

Grantor hereby unconditionally covenants and agrees with Beneficiary as follows:

3.1 First Lien Status: Grantor will protect the first lien status of this Deed of Trust. Except for Permitted Liens, Grantor will not place, or permit to be placed, or otherwise mortgage, hypothecate or encumber the Property, Fixtures, or Collateral Security with, any other lien, regardless of whether same is allegedly or expressly inferior to the lien created by this Deed of Trust (“Lien”), and, if any such lien is asserted against the Property, Fixtures, or Collateral Security, Grantor will promptly, but in no event more than thirty (30) days after receiving notice of same, give Beneficiary notice of such lien, and at its own cost and expense pay the underlying claim in full, take such other action so as to cause same to be released, or bond around same.

3.2 Repair: Grantor will keep the Property, Fixtures, and Collateral Security in good condition and will make all repairs, replacements, and improvements thereof and thereto which are necessary or reasonably appropriate to keep same in such order and condition (but in no event in a better condition than the condition as of the date hereof) and will prevent any act or occurrence which might impair the value of the Property, Fixtures, or Collateral Security.

3.3 Authority: Grantor hereby represents and warrants that they have full power and authority to make and enter into this Deed of Trust and all necessary consents and approvals of any persons, entities, governmental or regulatory authorities and securities exchanges have been obtained to effectuate the validity of this Deed of Trust.

3.4 Only Deed of Trust: Grantor hereby represents and warrants that no other Deed of Trust has been made and no other security interest, other than the one created by this Deed of Trust, has attached to or been perfected on the Property, Fixtures, or Collateral Security and that no financing statement covering the same has been filed in any jurisdiction, except those for which the underlying debt has been paid-off in full and which Grantor shall promptly hereafter obtain releases of lien with respect to same.

3.5 Restoration Following Casualty: If any act or occurrence of any kind or nature shall result in damage to or loss or destruction of the Property, Grantor will give notice thereof to Beneficiary and will promptly restore, repair, replace and rebuild the Property to the fullest extent insurance and/or casualty proceeds are made available to Grantor for such purpose.

3.6 Insurance: Grantor will keep all insurable Property insured against the risks covered by policies of fire, casualty, and other extended coverage insurance and such other risk as is necessary to adequately protect the Property with loss made payable to Beneficiary by clauses of standard form, and will deliver the policies of insurance or certificates of such policies to Beneficiary promptly as issued. All renewal and substitute insurance certificates shall be delivered to Beneficiary, premiums paid, within ten (10) days after written request for same. Beneficiary has approved the amount and provider of the insurance currently maintained by Grantor on the Property.

3.7 Taxes: Grantor will pay all taxes and assessments against or affecting the Property as the same become due and payable.

3.8 Due on Sale: If the Grantor sell, convey, or alienate all of any portion of the Property or Collateral Security described herein, or shall be divested of title or any interest of the Property or Collateral Security in any manner or way, whether voluntary or involuntary, any indebtedness or obligation under the Promissory Note secured hereby shall immediately become due and payable. In any of the events or circumstances described in this provision shall occur prior to the maturity date of the Promissory Note, the maturity date of the Promissory Note shall be automatically accelerated, and shall be the date any such event or circumstance occurs.

ARTICLE 4.

Negative Covenants

Grantor hereby covenants and agrees with Beneficiary that, until the entire Obligations shall have been paid in full and all of the Other Obligations shall have been fully performed and discharged:

4.1 Use Violations: Grantor will not use, maintain, operate or occupy, or knowingly allow the use, maintenance, operation or occupancy of, the Property in any manner which (a) violates any requirement of law, (b) may be dangerous unless safeguarded as required by all requirements of law or (c) constitutes a public or private nuisance, in each case such as could reasonably be expected to have a Material Adverse Effect.

4.2 Waste: Grantor will not commit or permit any waste of the Property such as could reasonably be expected to have a Material Adverse Effect.

4.3 Prohibition of Transfer or Encumbrance: The sale, transfer, disposition or encumbrance, whether by operation of law or otherwise, of all or any party of the Property, without the written consent of Beneficiary shall constitute a default hereunder. Grantor shall not grant any easement or encumbrance or impose any restriction whatsoever with respect to any of the Property without the joinder or written agreement of Beneficiary, which consent shall not be unreasonably withheld, conditioned or delayed.

4.4 No Subordinate Loan or Mortgage: Grantor will not, without the prior written consent of Beneficiary, execute or deliver any pledge, security agreement, mortgage or deed of trust covering all or any portion of the Property.

ARTICLE 5.

Remedies and Foreclosure

5.1 Remedies: If an Event of Default shall occur and such default remains uncured following the expiration of applicable notice and cure periods, Beneficiary may, at Beneficiary's election and by or through Trustee or otherwise, exercise any or all of the following rights, remedies and recourses at any time before such Event of Default is cured:

(a) Acceleration: Declare the Obligations to be immediately due and payable, without notice of intent to accelerate, notice of acceleration or any further notice, presentment, protest, demand or action of any nature whatsoever (each of which hereby is expressly waived by Grantor), whereupon the same become immediately due and payable.

(b) Entry on Property: Enter upon the Property and take exclusive possession thereof and of all books and records relating thereto. Beneficiary may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible detainer, trespass to try title and writ of restitution.

(c) Operation of Property: Hold, lease, manage, operate or otherwise use or permit the use of the Property, either by itself or by other persons, entities, in such manner, for such time and upon such other terms as Beneficiary may deem to be prudent and reasonable under the circumstances.

(d) Foreclosure and Sale: After providing the necessary notice and cure set forth in the Note, sell or offer for sale the Property, or any interest or estate in the Property, in such portions, order and parcels as Beneficiary may determine, with or without having first taken possession of same, to the highest bidder for cash at public auction. Beneficiary and Trustee shall comply with the requirements of the Texas Property Code as then in effect (or other applicable law depending on the location of the Property) with regard to any such sale. The affidavit of any person having knowledge of the facts regarding such sale and the manner in which it was conducted shall be prima facie evidence of such facts. At any such sale (i) it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Property (Grantor hereby covenanting and agreeing to deliver to Trustee any portion of the Property not actually or constructively possessed by Trustee immediately upon demand by Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Grantor, (iii) each and every recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein with respect to third parties, including, without limitation, nonpayment of the Obligations, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed for the benefit of third parties, (v) to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar with respect to third parties both at law and in equity against Grantor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Grantor and (vi) to the extent and under such circumstances as are permitted by law, Beneficiary may be a purchaser at any such sale. Grantor hereby authorize and empowers Trustee to execute and deliver to any purchaser of any portion of or interest in the Property a good and sufficient deed of conveyance thereof with covenants of general warranty binding on Grantor and their successors and assigns, as well as a bill of sale covering any Fixtures, with similar covenants of general warranty. If at the time of sale, Grantor or any of their successors or assigns are occupying all or any portion of the Property, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be terminable at will, at a reasonable rental per day based upon the value of the Property, such rental to be due daily to the purchaser. An action of forcible detainer shall lie if the tenant holds over after such purchaser makes demand in writing for possession of the Property.

(e) Deficiency. In the event the Property is sold at any foreclosure sale hereunder, and the proceeds thereof are not sufficient to satisfy all of the indebtedness secured hereby, then the holder of the indebtedness secured hereby may bring an action seeking recovery of such deficiency. In such event, Grantor may have the right, pursuant to the Texas Property Code (or other relevant state law), to request that a determination of the fair market value of the Property as of the date of the foreclosure sale be made.

(f) Trustee or Receiver: Upon, or at any time after, commencement of foreclosure of the Lien provided for herein or any legal proceedings hereunder, make application to a court of competent jurisdiction as a matter of strict right and without notice to Grantor or regard to the adequacy of the Property for the repayment of the Obligations, for appointment of a receiver of the Property and Grantor do hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Paragraph 5.8 herein below.

(g) Other: Exercise any and all other rights, remedies and recourses granted under the Loan Documents (including without limitation those set forth in Articles 6 and 8 herein below) or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

5.2 Separate Sales and Installment Sales: The Property may be sold in one or more parcels and in such manner and order as Trustee, in his sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

5.3 Remedies Cumulative, Concurrent and Nonexclusive: Beneficiary shall have all rights, remedies and recourses granted in the Note or herein and available at law or equity (including specifically those granted by the Uniform Commercial Code in effect and applicable to the Property or any portion thereof and same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated to repay amounts advanced pursuant to the Loan Agreement, or against the Property, or against any one or more of them, at the sole discretion of Beneficiary, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse and (d) are intended to be, and shall be, nonexclusive.

5.4 No Conditions Precedent to Exercise of Remedies: Neither Grantor nor any other person hereafter obligated for payment of all or any part of the Obligations or fulfillment of all or any of the Other Obligations shall be relieved of such obligation by reason of (a) the failure of Trustee to comply with any request of Grantor or of any other person so obligated to foreclose the lien of this Deed of Trust or to enforce any provisions of the other Loan Documents, (b) the release, regardless of consideration, of the Property or the addition of any other property to the Property, (c) any agreement or stipulation between any subsequent owner of the Property and Beneficiary extending, renewing, rearranging or in any other way modifying the terms of the Loan Documents without first having obtained the consent of, given notice to or paid any consideration to Grantor or such other person, and in such event Grantor and all such other persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Beneficiary or (d) by any other act or occurrence save and except the complete payment of the Obligations and the complete fulfillment of all of the Other Obligations.

5.5 Release of and Resort to Collateral Security: Beneficiary may release, regardless of consideration, any part of the Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the Lien created in or evidenced by this Deed of Trust or its status as a first and prior Lien on Property. For payment of the Obligations, Beneficiary may resort to any other security therefor held by Trustee in such order and manner as Beneficiary may elect.

5.6 WAIVER OF REDEMPTION, NOTICE AND MARSHALLING OF ASSETS: TO THE FULLEST EXTENT PERMITTED BY LAW, GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES AND RELEASES (A) ALL BENEFIT THAT MIGHT ACCRUE TO GRANTOR BY VIRTUE OF ANY PRESENT OR FUTURE LAW EXEMPTING THE PROPERTY FROM ATTACHMENT, LEVY OR SALE ON EXECUTION OR PROVIDING FOR ANY STAY OF EXECUTION, EXEMPTION FROM CIVIL PROCESS, REDEMPTION OR EXTENSION OF TIME FOR PAYMENT, (B) ALL NOTICES OF ANY EVENT OF DEFAULT (EXCEPT AS OTHERWISE PROVIDED FOR IN THE NOTE OR HEREIN) OR OF TRUSTEE'S ELECTION TO EXERCISE OR HIS ACTUAL EXERCISE OF ANY RIGHT, REMEDY OR RECOURSE PROVIDED FOR UNDER THE LOAN DOCUMENTS AND (C) ANY RIGHT TO A MARSHALLING OF ASSETS OR A SALE IN INVERSE ORDER OF ALIENATION.

5.7 Discontinuance of Proceedings: In case Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted under the Note or Deeds of Trust and shall thereafter elect to discontinue or abandon same for any reason, Beneficiary shall have the unqualified right so to do and, in such an event, Grantor and Beneficiary shall be restored to their former positions with respect to the Obligations, the Note or Deeds of Trust, the Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if same had never been invoked.

5.8 Application of Proceeds: The proceeds of any sale of and other amounts generated by the holding, leasing, operation or other use of, the Property shall be applied by Beneficiary or Trustee (or the receiver, if one is appointed) to the extent that funds are so available therefrom in the following orders of priority:

(a) first, to the payment of the costs and expenses of taking possession of the Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (i) reasonable trustees' and receivers' fees, (ii) court costs, (iii) reasonable attorneys' and accountants' fees, (iv) reasonable costs of advertisement, and (v) the payment of any and all Impositions, liens or other rights, titles or interests equal or superior to the Lien of this Deed of Trust (except those to which the Property has been sold subject to and without in any way implying Beneficiary's prior consent to the creation thereof);

(b) second, to the payment of all amounts, other than the then unpaid principal balance of the Indebtedness and accrued but unpaid interest which may be due to Beneficiary under the Note, Obligations and the Deeds of Trust, together with interest thereon as provided therein;

(c) third, to the payment of all accrued but unpaid interest due under the Note, Obligations and the Deeds of Trust;

(d) fourth, to the payment of the then unpaid principal balance of the Indebtedness;

(e) fifth, to the extent funds are available therefor out of the sale proceeds or the Rents and, to the extent known by Beneficiary and permitted by law, to the payment of any indebtedness or obligation secured by a subordinate lien on the Property; and

(f) sixth, to Grantor, its successors or assigns, or whomsoever else shall be legally entitled thereto.

ARTICLE 6.

Assignment of Future Rents

6.1 Assignment: To further secure the full and timely payment of the Obligations, Grantor hereby grants to Beneficiary a security interest in all the rights of the lessor and the landlord, and all of Grantor’s other rights, titles and interests, in, to and under any leases or rental agreements made upon the Property, and all Rents (herein so called) that arise, accrue or are derived from the Property, whether or not pursuant to any future leases or rental agreements.

6.2 Payments to Beneficiary: Upon or at any time during the continuance of an Event of Default, a demand on any tenant by Beneficiary for the payment of rent shall be sufficient to warrant said tenant to make future payments of rent to Beneficiary without the necessity of any consent by Grantor.

6.3 INDEMNITY: BENEFICIARY SHALL NOT BE OBLIGATED TO PERFORM OR DISCHARGE, NOR DOES IT HEREBY UNDERTAKE TO PERFORM OR DISCHARGE, ANY OBLIGATION, DUTY OR LIABILITY UNDER ANY LEASES WHICH WERE NOT CONSENTED TO BY BENEFICIARY, OR UNDER OR BY REASON OF THIS DEED OF TRUST, AND GRANTOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY BENEFICIARY FOR AND TO HOLD BENEFICIARY HARMLESS OF AND FROM ANY AND ALL LIABILITY, LOSS OR DAMAGE WHICH IT MAY OR MIGHT INCUR UNDER ANY OF THE LEASES WHICH WERE NOT CONSENTED TO BY BENEFICIARY OR UNDER OR BY REASON OF THIS ARTICLE 6 AND OF AND FROM ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST IT BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS OR AGREEMENTS CONTAINED IN ANY OF THE LEASES OR THIS DEED OF TRUST, EXCEPT FOR THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF BENEFICIARY. SHOULD BENEFICIARY INCUR ANY SUCH LIABILITY, LOSS OR DAMAGE UNDER ANY OF THE LEASES WHICH WERE NOT CONSENTED TO BY BENEFICIARY OR UNDER OR BY REASON OF THIS ARTICLE 6, OR IN THE DEFENSE OF ANY SUCH CLAIMS OR DEMANDS, THE AMOUNT THEREOF, INCLUDING ALL COSTS, EXPENSES AND REASONABLE ATTORNEYS' FEES, SHALL BE SECURED HEREBY, AND GRANTOR SHALL REIMBURSE BENEFICIARY THEREFOR (WITH INTEREST THEREON AT THE DEFAULT RATE) IMMEDIATELY UPON DEMAND.

ARTICLE 7.

Condemnation

7.1 General: Immediately upon its obtaining knowledge of the institution or the threatened institution of any proceeding for the condemnation of the Property, Grantor shall notify Trustee and Beneficiary of such fact. Grantor shall then file or defend its claim thereunder and prosecute same with due diligence to its final disposition and shall cause any awards or settlements to be paid over to Beneficiary for disposition pursuant to the terms of this Deed of Trust. Beneficiary shall have the right to participate in any such condemnation proceedings at Beneficiary’s sole cost and expense. If the Property is taken or diminished in value, or if a consent settlement is entered, by or under threat of such proceeding, the award or settlement payable to Grantor by virtue of its interest in the Property shall be, and by these presents is, assigned, transferred and set over unto Beneficiary to be held by it, in trust, subject to the Lien of this Deed of Trust, and disbursed as follows:

(a) if (i) all of the Property is taken, (ii) so much of the Property is taken, or the Property is so diminished in value, that the remainder thereof cannot (in Beneficiary's reasonable judgment) continue to be operated profitably for the purpose it was being used immediately prior to such taking or diminution, (iii) an Event of Default shall have occurred that remains uncured following the expiration of any applicable notice and cure periods, or (iv) the Property is partially taken or diminished in value and (in Beneficiary's judgment) need not be rebuilt, restored or repaired in any manner, then in any such event the entirety of the sums so paid to Beneficiary shall be applied by it in the order recited in Paragraph 7.2 herein below; or

(b) if (i) only a portion of the Property is taken and the portion remaining can (in Beneficiary's reasonable judgment), with rebuilding, restoration or repair, be profitably operated for the purpose referred to in Paragraph 7.1(a)(ii) hereinabove, (ii) none of the other facts recited in Paragraph 7.1(a) hereinabove exists, (iii) Grantor shall deliver to Beneficiary plans and specifications for such rebuilding, restoration or repair acceptable to Beneficiary, which acceptance shall be evidenced by Beneficiary's written consent thereto, and (iv) Grantor shall thereafter commence the rebuilding, restoration or repair and complete same, all in substantial accordance with the plans and specifications and within nine (9) months after the date of the taking or diminution in value and shall otherwise comply with Paragraph 3.2 hereinabove, then such sums shall be paid to Grantor to reimburse Grantor for money spent in the rebuilding, restoration or repair; otherwise same shall be applied by Beneficiary in the order recited in Paragraph 7.2 herein below.

7.2 Application of Proceeds: All proceeds received by Beneficiary with respect to a taking or a diminution in value of the Property shall be applied in the following order of priority:

(a) first, to reimburse Trustee or Beneficiary for all costs and expenses, including reasonable attorneys' fees, incurred in connection with collection of the said proceeds; and

(b) thereafter, the balance, if any, shall be applied in the order of priority recited in Paragraph 5.8(b) through (f) hereinabove; provided, however, that if such proceeds are required under Paragraph 7.1(b) hereinabove to be applied to the rebuilding, restoration or repair of the Property, the provisions of the Loan Agreement shall determine the conditions precedent for utilizing such proceeds for such purpose and the manner for distributing such proceeds.

ARTICLE 8.

Concerning the Trustee

8.1 No Required Action: Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in or defend any action, suit or other proceeding in connection therewith where in his opinion such action will be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Beneficiary

8.2 Certain Rights: With the approval of Beneficiary, Trustee shall have the right to take any and all lawful action as Beneficiary may instruct Trustee to take to protect or enforce Beneficiary's rights hereunder.

8.3 Retention of Moneys: All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law) and Trustee shall be under no liability for interest on any moneys received by him hereunder.

8.4 Successor Trustees: Beneficiary shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Beneficiary.

8.5 Perfection of Appointment: Should any deed, conveyance or instrument of any nature be required from Grantor by any successor Trustee to more fully and certainly vest in and confirm to such new Trustee such estates, rights, powers and duties, then, upon request by such Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Grantor.

8.6 Succession Instruments: Any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein.

ARTICLE 9.

Miscellaneous

9.1 Beneficiary's Right to Perform the Obligations: If Grantor shall fail, refuse or neglect to make any payment or perform any act required by this Deed of Trust beyond any applicable notice and cure period, then at any time thereafter, and without notice to or demand upon Grantor and without waiving or releasing any other right, remedy or recourse Beneficiary may have because of same, Beneficiary may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Grantor, and shall have the right to enter upon the Land and into the Buildings for such purpose and to take all such action thereon and with respect to the Property, as it may deem necessary or appropriate. All sums paid by Beneficiary pursuant to this Paragraph, shall constitute additions to the Obligations, shall be secured by the Liens created by this Deed of Trust.

9.2 Further Assurances: Grantor, upon the request of Trustee, will execute, acknowledge, deliver and record and/or file such further instruments, in a form reasonably acceptable to Grantor, and do such further acts as may be necessary, desirable or proper to carry out more effectively the purpose of this Deed of Trust.

9.3 Recording and Filing: Grantor authorizes Beneficiary to record, file, re-record and refile this Deed of Trust and all amendments, modifications and supplements hereto and substitutions in such manner and in such places as Trustee or Beneficiary shall reasonably request.

9.4 Notices: All notices or other communications required or permitted to be given pursuant to this Deed of Trust shall be in writing and shall be considered as properly given if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, or by delivering same in person to the intended addressee or by prepaid telegram. Notice so mailed shall be effective upon its deposit. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notice, the addresses of the parties shall be as set forth in and the opening recital of this Deed of Trust; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' notice to the other party in the manner set forth hereinabove.

9.5 Compliance with Usury Laws: Reference is hereby made to the provisions of the Loan Agreement regarding compliance with usury laws. Such provisions are hereby incorporated herein by this reference.

9.6 No Waiver: Any failure by Trustee or Beneficiary to insist, or any election by Trustee or Beneficiary not to insist, upon strict performance by Grantor of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same or of any other terms, provision or condition thereof and Trustee or Beneficiary shall have the right at any time or times thereafter to insist upon strict performance by Grantor of any and all of such terms, provisions and conditions.

9.7 Covenants Running with the Land: All obligations contained in this Deed of Trust are intended by the parties to be, and shall be construed as, covenants running with the Property until this Deed of Trust is released by Beneficiary.

9.8 Successors and Assigns: All of the terms of this Deed of Trust shall apply to, be binding upon and inure to the benefit of the parties hereto, their successors, assigns, heirs and legal representatives, and all other persons claiming by, through or under them.

9.9 Severability: If any provision of this Deed of Trust or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of this Deed of Trust in which such provision is contained nor the application of such provision to other persons or circumstances shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

9.10 Modification: The Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative thereto which are not contained herein or therein are terminated. The Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

9.11 Release: If all the Obligations has been paid, then the Lien created by this Deed of Trust shall be released by Beneficiary upon request of Grantor, at Grantor’ cost and expense, by instrument reasonably satisfactory to Beneficiary.

9.12 Applicable Law: This Deed of Trust shall be governed by and construed according to the internal laws of the State of Texas from time to time in effect, without giving effect to its choice of law principles. Venue for any dispute regarding this Deed of Trust shall lie in Bexar County, Texas.

9.13 Headings: The Article, Paragraph and Subparagraph entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Paragraphs or Subparagraphs.

9.14 Gender and Plurals: In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural, and conversely.

9.15 Partial Release. Grantor has the right to obtain partial releases of the liens securing the Obligations in connection with the sale of an entire tract of the Property as long as the remaining collateral securing the Obligations that is not being sold is sufficient to secure the amount of the then outstanding Obligations taking into account the current requested release. In such event, then Grantor shall receive the partial release at no cost (i.e., no payment to Beneficiary shall be required) and either (i) additional collateral acceptable to Beneficiary shall be pledged to secure the entire Maximum Committed Amount or (ii) the Maximum Committed Amount shall be reduced, via Note amendment, so that the Note is adequately secured by the remaining collateral. In addition, Grantor has the right to obtain partial releases of the liens securing the Obligations in connection with the sale of an entire tract of the Property as long as the combination of the following is sufficient to secure the amount of the then outstanding Obligations taking into account the current requested release: (i) the remaining collateral securing the Obligations that is not being sold, (ii) additional collateral acceptable to Beneficiary pledged to secure the Obligations, and (iii) all or a portion of the net sales proceeds are applied to the then outstanding Obligations up to the outstanding balance of the Obligations. In such event, at the time of granting the release, Grantor shall (i) pledge the additional collateral acceptable to Beneficiary, as applicable, (ii) apply the applicable portion of the net sales proceeds to the then outstanding balance of the Obligations, as applicable, and (iii) reduce the Maximum Committed Amount of the Note via Note amendment, as applicable.

Grantor may, at any time, pay down the Note, without penalty. In the event that the Note is paid down, and the Maximum Committed Amount is revised via Note amendment to an amount that allows one or more tract of secured real Property to be released, the parties may agree to reduce the Maximum Committed Amount and partially release secured Property so long as the Maximum Committed Amount is still adequately secured by the remaining collateral. The value of the collateral securing the Obligations at any time shall be determined by Grantor and Beneficiary in good faith, using their reasonable business judgment, unless either party receives or obtains a third party appraisal from an appraiser reasonably acceptable to the other party (in such event the third party appraisal report shall replace the value determined by the parties). The cost of the appraisal report shall be at the cost of the party who ordered such report. The parties, at any time, may mutually agree to substitute additional collateral for the secured real Property, however, nothing herein requires that either party agree to such a substitution. Any release of collateral granted in connection with this provision without substitution of collateral of equal or more value shall cause a reduction in the Maximum Committed Amount of the Note in an amount equal to the reduction in the value of the collateral regardless of whether or not the parties execute an amendment to the Note reducing the Maximum Committed Amount.

9.16 Right of Sale. Grantor specifically understands and agrees that, in the event of Default, any sale or disposition by Trustee or Beneficiary of any or all of the Rents, Fixtures, Property, or other Collateral Security pursuant to the terms of this Deed of Trust may be effected by Trustee or Beneficiary at times and in manners which could result in the proceeds of such sale being significantly and materially less than might have been received if such sale had occurred at different times or in different manners and that such a sale under this Deed of Trust will likely result in proceeds substantially less than fair market value. Grantor expressly releases Trustee, and its agents and representatives, from and against any and all obligations and liabilities arising out of or relating to the timing or manner of any such sale.

9.17 Other Rights. Notwithstanding anything herein to the contrary, the terms, conditions, rights and obligations of the parties set forth in the RHB Agreement and the Myers Agreement shall remain in full force and effect and shall not be waived or diminished in any way by the terms of this Deed of Trust or the Note.

ARTICLE 10.

Notice of Final Agreement

THIS WRITTEN DEED OF TRUST AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

EXECUTED as of the date first above written by:

GRANTOR:

Texas Sterling Construction Co,

a Delaware corporation

(also known as Texas Sterling Construction, LP)

By:       _________________________

Its:       _________________________

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

On this ______ day of March, 2016, before the undersigned authority, personally appeared ______________________________, the ___________________ (title) of _______________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to this Deed of Trust and Security Agreement and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the entity upon behalf of which he acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Texas that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

____________________________

Notary Public, State of Texas

Authorized and Approved by the parent:

Sterling Construction Company, Inc.

a Delaware corporation

By:       _________________________

Its:       _________________________

Property Description

More commonly known as St. Hedwig Rd., San Antonio, TX 78220, with a legal description of:

NCB 10615 BLK LOT P-44C, GIS 37.83 AC

With Property ID of 460723 and Geographic ID of 10615-000-0445